Exhibit 10.2

Execution Copy

CONSENT AND SIXTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

CONSENT AND SIXTH AMENDMENT, dated as of December 11, 2013 (this “Consent”), to the Loan and Security, dated as of September 15, 2011 (as amended by the First Amendment dated as of March 2, 2012, the Second Amendment dated as of July 10, 2012, the Third Amendment dated February 20, 2013, the Fourth Amendment dated September 13, 2013, the Fifth Amendment dated September 25, 2013 and as further amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Loan Agreement”), between Trulia, Inc. ( “Borrower”) and Hercules Technology Growth Capital, Inc. (“Lender”). Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

WHEREAS, Borrower intends to enter into an Indenture, with Wells Fargo Bank National Association, as trustee (the “Indenture”) pursuant to which Borrower will issue certain unsecured Senior Convertible Notes (the “Convertible Notes”).

WHEREAS, the sale and issuance of the Convertible Notes, the execution and performance of the Indenture and the transactions contemplated thereby are sometime referred to herein as the “Convertible Note Transactions”;

WHEREAS, immediately after the closing of the Convertible Note Transactions, Borrower intends to prepay all amounts due under the Loan Agreement and Lender has executed and delivered to Borrower a payoff letter setting forth the full amount due on the anticipated closing date (the “Payoff Letter”);

WHEREAS, Borrower has requested that Lender consent to the Convertible Note Transactions and agree to limited amendments to the Loan Agreement solely to the extent necessary to facilitate the Convertible Note Transactions, and Lender is willing to consent and agree to such limited amendments on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Prepayment of the Notes. Borrower agrees that immediately after the closing of the Convertible Note Transactions, it will pay to Lender the amount specified in the Payoff Letter. Lender hereby waives the seven business days prior notice of the prepayment that is specified in Section 2.6 to the Loan Agreement.

SECTION 2. Limited Amendments. Lender hereby consents to the Convertible Note Transactions and agrees, in reliance on Borrower’s agreement in Section 1 hereof, that the provisions of Section 7 of the Loan Agreement are deemed amended to the limited extent necessary to permit Borrower to execute and deliver the Indenture, the Convertible Notes and the other documents entered into in connection with the Convertible Note Transaction and for Borrower to perform its obligations thereunder.

SECTION 3. Representations and Warranties. Borrower hereby represents and warrants to Lender that:

(a) As of the date hereof, no Default or Event of Default has occurred and is continuing.

(b) Each of the representations and warranties made by any Obligor in or pursuant to the Loan Documents (other than the representations and warranties contained in Article 8 of the Note Purchase Agreement) is true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case, such representations and warranties were true and correct in all material respects as of such earlier date).

SECTION 4. Effect of Consent.

(a) Except as expressly set forth herein, this Consent shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of Lender under the Loan Agreement or any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or any other provision of the Loan Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Borrower or any other Obligor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or any other Loan Document in similar or different circumstances.

(b) On and after the date hereof, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import, and each reference to the “Loan Agreement” in any other Loan Document shall be deemed a reference to the Loan Agreement as modified hereby. This Consent shall constitute a “Loan Document” for all purposes of the Loan Agreement and the other Loan Documents.

SECTION 5. Counterparts. This Consent may be executed in counterparts of the parties hereof, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument. The parties may deliver such counterparts by facsimile or electronic transmission in Electronic Format. Each party hereto agrees to deliver a manually executed original promptly following such facsimile or electronic transmission.

SECTION 6. Headings. Paragraph headings have been inserted in this Consent as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Consent and shall not be used in the interpretation of any provision of this Consent.

IN WITNESS WHEREOF, the parties hereto have executed this Consent as of the day and year first above mentioned.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation

By:	/s/ Ben Bang
	Name:	Ben Bang
	Title:	Senior Counsel

[Signature Page to Consent and Amendment]

TRULIA, INC.

By:	/s/ Scott Darling
	Name:	Scott Darling
	Title:	VP & General Counsel

[Signature Page to Consent and Amendment]